UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 16, 2014 (October 14, 2014)

AMAZING ENERGY OIL AND GAS, CO.
Formerly, Gold Crest Mines, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

724 E. Metler Lane
Spokane, Washington 99218
(Address of principal executive offices and Zip Code)

(509) 893-0171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER

On October 14, 2014, we incorporated a wholly owned Nevada subsidiary corporation by the name of Amazing Energy Oil and Gas, Co.  On October 15, 2014, we merged the foregoing wholly owned subsidiary corporation into Gold Crest Mines, Inc. and, pursuant to Nevada law, without the need of shareholder approval, changed our name to Amazing Energy Oil and Gas, Co.

ITEM 9.01	EXHIBITS

Exhibit No.	Document Description

2.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of October 2014.

AMAZING ENERGY OIL AND GAS, CO.
Formerly, Gold Crest Mines, Inc.

BY:	TERRENCE J. DUNNE
Terrence J. Dunne, President